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                                                                    EXHIBIT 10.1


                      MYRIAD ENTERTAINMENT & RESORTS, INC.
                          SECURITIES PURCHASE AGREEMENT

         AGREEMENT dated as of June ___, 2005, among MYRIAD ENTERTAINMENT & RESORTS, INC., a Delaware corporation ("Company"), and those individuals and/or entities set forth on the signature pages hereto (being hereinafter referred to, individually, as a or any "Subscriber" and, collectively, as the "Subscribers").

                                 R E C I T A L S

         The Company is in the development stage to implement its business plan to capitalize on opportunities to enhance the sustained value of destinations and properties in high-potential growth markets through the creation of unique, world-class travel and leisure experiences. The Company owns, through its wholly-owned subsidiary, MER Resorts, Inc., a Delaware corporation, a thirty-three percent (33%) interest in Myriad World Resorts of Tunica, LLC, a Mississippi limited liability company ("Tunica LLC"). The Company desires to raise funds by the sale of up to five hundred thousand (500,000) shares of the Company's Common Stock, $.001 par value per share (individually, a or any `Share" and, collectively, the "Shares") to the Subscribers to further the Company's business operations.

         The Subscribers desire to purchase the Shares from the Company and the Company desires to sell the Shares to the Subscribers, in each case, upon the terms and subject to the conditions set forth in this Agreement, its exhibits, schedules and other agreements between the parties of even date herewith, including without limitation, the Subscription for Shares document attached as Exhibit A hereto (collectively, the "Agreement").

         Accordingly, the parties hereto hereby agree as follows:

                               A G R E E M E N T S

I. SALE AND ISSUANCE OF SHARES

         In reliance upon the representations, warranties and agreements set forth in this Agreement and for the consideration and subject to the terms and conditions set forth in this Agreement, the Subscribers agree to purchase at the Closing (as hereinafter defined), and the Company agrees to sell and issue to the Subscribers at the Closing, that number of Shares set forth opposite each Subscriber's name on the signature pages attached to this Agreement, at a purchase price of _______________ U.S. Dollars (USD$___) per Share.

II. CLOSING

         The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of Company, Suite 1000, 10050-112 Street, 10th Floor, Edmonton, Alberta, Canada T5K 2J1, on June __, 2005 at 10:00 a.m., local time, or at such other time which the Company and the Subscribers shall agree. The date and time of the closing are referred to as the "Closing Date."

III. ACTIONS AT CLOSING

         At the Closing, the Company will deliver to each Subscriber a stock certificate, registered in such Subscriber's name, representing the Shares to be purchased by such Subscriber, against payment of the purchase price therefor, by check payable to the Company, or by wire transfer pursuant to the Company's instructions. The Company and the Subscribers agree to execute and deliver on the Closing Date and thereafter all such other instruments, including without limitation, the Subscription for Shares document in the form of Exhibit A hereto, and to take or cause to be taken all such further action as may be necessary fully to vest in and confirm to the Subscribers legal and equitable title to and possession of the Shares.

IV. REPRESENTATIONS AND WARRANTIES OF COMPANY

         The Company represents and warrants to the Subscribers that the statements set forth in this Article are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then as though the Closing Date were substituted for the date of this Agreement throughout this Article) as follows:



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         (a) Organization of Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (b) Power and Authority. The Company has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and has taken, or prior to the Closing Date will have taken, all action required by law, or otherwise, to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement and the exhibits hereto have been duly executed and delivered by the Company and constitute legal, valid and enforceable obligations of the Company, subject to
(i) applicable bankruptcy, moratorium, insolvency, reorganization and other similar laws of general application relating to or affecting creditors' rights and remedies generally, including without limitation, the effect of statutory or other law regarding fraudulent conveyances and preferential transfers; (ii) limitations imposed by equitable doctrines upon the specific enforceability of any of the provisions of this Agreement; and (iii) the availability of injunctive relief or other equitable remedies. The Company need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

         (c) Capitalization. Immediately prior to the Closing, the Company's authorized capital stock shall consist of (i) three hundred million (300,000,000) shares of Common Stock, $.001 par value per share, of which thirty-eight million seven hundred sixty-two thousand one hundred thirty-three (38,762,133) shares are issued and outstanding, and (ii) five million (5,000,000) shares of Preferred Stock, $.001 par value per share, none of which is outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all applicable state and federal securities laws. The Company has reserved five million (5,000,000) shares of Common Stock for issuance to employees, consultants and non-employee directors pursuant to the Company's 2000 Stock Incentive Plan or other written agreement. Except for any restrictions imposed by applicable state and federal securities laws, there is no right of first refusal, co-sale right, right of participation, right of first offer, or other restriction on transfer applicable to any shares of the Company's Common Stock. The Company is not a party to, or is subject to, any agreement that affects or relates to the voting or giving of written consent with respect to any shares of the Company's Common Stock.

         (d) No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge or other restriction of any government, governmental agency, or court to which the Company is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, lease, sublease, license, sublicense, permit, indenture, agreement, instrument of indebtedness, security interest, or other arrangement for which the Company is a party or by which it is bound or to which any of its or the Company's assets is subject.

         (e) SEC Documents; Financial Statements. Since March 31, 2005, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934 Act, as amended ("1934 Act" or "Exchange Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Purchaser or its representatives true and complete copies of any SEC Documents that were filed by the Company with the SEC but not filed electronically via EDGAR. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude



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footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other written information provided by or on behalf of the Company to the Purchaser which is not included in the SEC Documents, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

         (f) Absence of Litigation. Except for any matters otherwise disclosed in the SEC Documents, there are no (i) actions, proceedings, arbitrations or investigations pending or any threat thereof, or verdicts or judgments entered against the Company before any court or before any administrative agency or office which might result in any material adverse change in the business, properties or condition, financial or otherwise, of the Company, or (ii) violations by the Company of any foreign, federal, state or local laws, regulations or orders, including but not limited to laws pertaining to workplace safety, the violation of which would have a material adverse effect on the business of the Company.

         (g) No Adverse Changes; Ordinary Course of Business. Except as set forth in Schedule IV(g) hereof, since March 31, 2005: (i) the businesses of the Company have been conducted in the ordinary course and in substantially the same manner as heretofore; (ii) there has not been a material adverse change in the condition (financial or otherwise) of the assets, liabilities, earnings or business of the Company, nor has the Company suffered any damage, destruction or loss (whether or not covered by insurance) which has materially and adversely affected its assets, business or prospects; (iii) the Company has not created or incurred any liability, commitment or obligation (absolute or contingent) except unsecured current liabilities in the ordinary course of its business for other than money borrowed and liabilities under contracts entered into in the ordinary course of business; (iv) the Company has not purchased or otherwise acquired, sold, leased or otherwise disposed of (or committed so to do) any property other than items of inventory and supply in the ordinary course of business; (v) the Company has not increased the salary or wage rate or other remuneration of any employee; and (vi) the Company has not declared or paid any distributions, or directly or indirectly purchased, retired, redeemed or otherwise acquired any capital stock in the Company.

         (h) Extent of Offering. Except as contemplated in this Agreement, neither the Company nor any agent acting on its behalf, has offered or will offer or solicit any offers to sell any securities to any person or persons so as to require the issuance or sale of the Shares to be registered pursuant to the provisions of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), or prevent the Company from utilizing the provisions of Regulation S of the Securities Act or any applicable state securities law exemption from qualification.

         (i) Brokers and Finders. The Company has made no agreements or arrangements for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company.

         (j) Validity of Issuance. The Shares to be purchased and sold pursuant to this Agreement, will, when issued, sold, and delivered, be duly and validly issued, fully paid and nonassessable, and will be free and clear of any liens or encumbrances caused or created by the Company and, assuming the accuracy and completeness of the Subscribers' representations hereunder, will have been issued in compliance with all applicable state and federal securities laws.

         (k) No Material Misstatement or Omission. The representations, warranties and statements contained in this Agreement with respect to the Company and the other written information provided to the Subscribers by the Company in connection with this Agreement and the transactions contemplated hereby contain no untrue statement of material fact and do not omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

V. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBERS

         Each Subscriber represents and warrants to the Company that the statements set forth in this Article are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then as though the Closing Date were substituted for the date of this Agreement throughout this Article) as follows:

         (a) Organization of Subscribers. The Subscriber is a natural person or a corporation, partnership, limited liability company, or trust duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

         (b) Power and Authority. The Subscriber has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and has taken, or prior to the Closing Date will have taken, all action required by law, or otherwise, to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement and the exhibits hereto have been duly executed and delivered by the Subscribers and constitute legal, valid and enforceable obligations of the Subscribers. The Subscriber need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

         (c) Investment. Subscriber is acquiring the Shares for Subscriber's own account, for investment only, and not with a view to, or for sale in connection with any distribution thereof within the meaning of the applicable provisions of the Securities Act, or any applicable local law or regulation. Subscriber has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the Shares, or which would guarantee Subscriber any profit or insure against any loss with respect to the Shares, and Subscriber has no plans to enter into any such agreement or arrangement. Subscriber understands that the Shares have not been registered by the Company under the Securities Act or qualified with any other regulatory authority, and are being sold to Subscriber in reliance upon the exemption from registration set forth in Regulation S thereunder and applicable local law or regulation, and that such reliance is based in part upon Subscriber's representations set forth in this Agreement. At no time was Subscriber presented with or solicited by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in a newspaper, magazine or similar media, or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (d) The undersigned is not a "U.S. Person" (as that term is defined by Regulation S under the Securities Act, or estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not acquiring the Shares for the account or benefit of a U.S. Person or a person in the United States.

         (e) The Shares have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Shares, and upon executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered.

         (f) The Subscriber is an "accredited investor" (as defined in Rule 501 of Regulation D promulgated under the Securities Act) and represents that the Subscriber meets one or more of the applicable standards set forth in the Subscription Agreement attached as Exhibit A hereto.

         (g) The Subscriber represents, acknowledges and agrees that the Company has advised Subscriber that the Company will issue stop transfer instructions to its registrar or transfer agent prohibiting the transfer of the Shares offered hereby for a period of one (1) year from the Closing Date. Subscriber further agrees that the Shares offered hereby shall not be, voluntarily or involuntarily, sold, transferred or otherwise disposed of for a minimum of one
(1) year from the Closing Date, and that any disposition of the Shares in violation of this Agreement shall be null and void. Subscriber further agrees to indemnify and hold the Company harmless from any and all damages that result or arise from the disposition of any Shares by Subscriber in violation of this Agreement.

         (h) In consideration of Subscriber's purchase of the Shares, Subscriber hereby acknowledges and agrees that Subscriber's representations and warranties will be relied on by the Company, and further acknowledges, consents, understands, and agrees to the following:

                  (i) The business of the Company is substantially dependent upon the active participation of Scott Hawrelechko. In the event of the death of Mr. Hawrelechko, or if for any other reason his services may become unavailable to the Company, it will be necessary for the Company to employ other qualified executive personnel to manage its operations, and there is no assurance that any such qualified person suitable would be available for this purpose.

                  (ii) The Company is recently formed and has no operating history. The Tunica LLC project is estimated to cost $1.22 billion to complete and construction is scheduled to commence in 2006. Without obtaining significant additional capital through equity and debt financings the Company will not be able to implement its business plan.

                  (iii) The Company will face strong competition from other persons or entities, many of whom have substantially greater financial and human resources, that seek to manage and possibly develop projects similar to those contemplated by the Company.

                  (iv) All accepted subscription funds received by the Company pursuant to this offering will be deposited into a general account of the Company and will be immediately available for the Company's use.

                  (v) The Shares are highly speculative investments. A Subscriber investing in the Shares risks a complete loss of Subscriber's entire investment in the Company, and understands and is fully cognizant of the risk factors related to the purchase of the Shares.

                  (vi) There are substantial restrictions on the transferability of the Shares and a Subscriber may not be able to liquidate Subscriber's investment.

                  (vii) No foreign, federal or state agency has made any findings as to the fairness of the terms of this offering.

                  (viii) There have been no express or implicit representations, guarantees or warranties to Subscriber by the Company or any other person that a percentage of profit and/or amount or type of gain or other consideration will be realized as a result of this investment.

         (i) Subscriber has received, carefully read and is familiar with the terms and provisions of this Agreement, the Subscription Agreement attached hereto, and the SEC Documents. Subscriber has decided to subscribe for the Shares based solely on Subscriber's independent investigation and evaluation of the Company and Subscriber has not relied on any oral statements or written material other than as set forth in this Agreement, the Subscription Agreement and the SEC Documents.

         (j) Subscriber and Subscriber's attorneys and/or advisors have been provided an opportunity to obtain information concerning the Company and have been given an opportunity to ask questions of and receive answers from, authorized representatives of the Company concerning the Company, the offering and sale of the securities and any other relevant matters, and, in all instances have been afforded the opportunity to obtain such additional information as necessary to verify the accuracy of the information that was otherwise provided.

         (k) Subscriber is knowledgeable and experienced with respect to investment matters such as the proposed investment. Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the risks and merits of the prospective investment.

         (l) Subscriber is aware that the investment offered hereby is highly speculative and Subscriber could lose Subscriber's entire investment and Subscriber's financial condition is such that Subscriber is able to bear the economic risks of this investment, including the risk of loss of Subscriber's entire investment should the Company become worthless.

         (m) Subscriber either (1) has a preexisting personal or business relationship with the Company or one of more of its control persons, or (2) by reason of Subscriber's business or financial experience, or by reason of the business or financial experience of Subscriber's purchaser representative(s) (who is unaffiliated with and who is not compensated, directly or indirectly, by the Company or any Affiliate or selling agent of the Company), Subscriber is capable of evaluating the risks and merits of this investment and of protecting Subscriber's interests in connection with this investment.

         (n) This Agreement, and the Subscription Agreement, when executed and delivered to the Company, and all of the statements, answers and information set forth herein and therein are true, complete and correct on the date hereof and will be true, complete and correct on the date of acceptance of this Subscription Agreement. The representations, warranties, acknowledgements and agreements made by the undersigned herein and therein shall survive acceptance of the Subscription Agreement and may be relied upon by the Company and any investigating party unless and until the undersigned delivers to them a written execution and delivery instrument stating that such information is no longer accurate and complete.

         (o) In connection with this Agreement and the Subscription Agreement, the Company is collecting certain "personal information", as that term is defined in applicable federal and/or state privacy laws, rules and regulations in effect from time to time, regarding the Subscriber. The Company agrees it shall only use and disclose such personal information for purposes consistent for that which it was initially collected without first obtaining consent from the Subscriber. In addition to the foregoing, the Subscriber agrees and acknowledges that the Company may use and disclose the Subscriber's personal information and that of its representative/agent as follows:

                  (i) for internal use with respect to managing the relationships between and contractual obligations of the Company and the Subscriber;

                  (ii) for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to the Internal Revenue Service and the applicable state tax agencies;

                  (iii) disclosure to securities commissions and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

                  (iv) disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

                  (v) disclosure to professional advisers of the Company in connection with the performance of their professional services;

                  (vi) disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the prior written consent of the Subscriber;

                  (vii) disclosure to a court determining the rights of the parties under this Subscription Agreement; or

                  (viii) use and disclosure as otherwise required or permitted by law.

         (p) No Material Misstatement or Omission. The representations, warranties and statements contained in this Agreement with respect to the Subscriber and the other written information provided to the Company by the Subscriber in connection with this Agreement and the transactions contemplated hereby contain no untrue statement of material fact and do not omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

VI. INDEMNIFICATION

         The undersigned Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties set forth in this Agreement, and hereby agrees to indemnify, defend and hold harmless the Company and the Company's other investors, and the officers, directors, shareholders, members, partners, agents, counsel, servants, employees, Affiliates, parents and subsidiaries of each of them, from and against any and all losses, costs, claims, expenses and damages (including reasonable attorneys' fees and court costs), or liability due, which any one of them may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Agreement, or by reason of or attributable to any breach of the representations and warranties made by the undersigned herein, or in any document provided by the undersigned to the Company or the fact that any of such representations and warranties or acknowledgments and understandings set forth herein or therein are untrue or without adequate factual basis to be considered true and not misleading.

VII. GENERAL PROVISIONS

         SECTION 7.01. Entire Agreement; Amendments. This Agreement (including the exhibits, schedules and other documents referred to herein) contains the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement may be changed only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         SECTION 7.02. Notices. All notices, requests, demands and other communications shall be in writing and deemed to have been duly given when delivered personally, by facsimile transmission upon receipt of a "clear" or "ok" transmission notice, or three days following deposit in the United States mail, first class, postage prepaid, certified mail, return receipt requested, duly addressed as follows:

            If to Company:            Myriad Entertainment & Resorts, Inc.
                                      Suite 1000, 10050-112 Street, 10th Floor
                                      Edmonton, Alberta
                                      CANADA T5K 2J1
                                      Attention: President
                                      Fax: (780) 447-2981

            If to Subscribers:        To the names and addresses set forth
                                      on the signature pages hereto.

Any party may, pursuant to written notice in compliance with this Section, alter or change the address or the identity of the person to whom any notice is to be sent.

         SECTION 7.03. Further Assurances. Each party hereto shall do such further acts, including executing any and all documents which may be necessary or expedient, in order to further the purposes of this Agreement.

         SECTION 7.04. Governing Law; Venue. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware. In the event of any dispute or controversy arising under this Agreement or the transactions contemplated herein, the parties mutually consent to the jurisdiction of the state and federal courts in Wilmington, Delaware, and agree that any litigation may be served outside Delaware with the same force and effect as if service had been made in Delaware.

         SECTION 7.05. Severability. In case any one or more of the provisions or any portion of any provision contained in this Agreement should be found to be invalid, illegal or unenforceable in any respect, such provision or portion thereof shall be modified or deleted in such manner so as to afford the parties the fullest protection commensurate with making this Agreement, as modified, legal and enforceable under applicable laws, and the validity, legality and enforceability of any such provision shall not in any way be affected or impaired thereby, such remaining provisions or portion of any such provision construed as severable and independent thereof.

         SECTION 7.06. Article and Section Headings. The headings of Articles and Sections of this Agreement are for convenient reference only, and shall not in any manner govern, limit, modify or construe this Agreement or any part or provisions hereof or otherwise be given any legal effect.

         SECTION 7.07. Pronouns; Gender; Number. When the context so requires in this Agreement, the masculine gender includes the feminine and/or the neuter, and the singular number includes the plural.

         SECTION 7.08. No Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall any party hereto be estopped from enforcing any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. Any written waiver shall not be deemed a continuing waiver unless specifically stated, shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

         SECTION 7.09. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

         SECTION 7.10. Arbitration; Attorneys' Fees. Any dispute or conflict which arises between the parties hereto shall be submitted to the American Arbitration Association before a single arbitrator in accordance with its then current Commercial Rules in Wilmington, Delaware, for arbitration and the parties shall be bound by the results of such arbitration in accordance with applicable law. If either party brings an action for judicial review or enforcement of the arbitration proceedings, award or decision, the prevailing party in any such action, trial or appeal shall be entitled to its reasonable attorneys' fees to be paid by the nonprevailing party as fixed by the court.

         SECTION 7.11. No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

         SECTION 7.12. Expenses. Each of the parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         SECTION 7.13. Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Each party has been represented by lawyers throughout this transaction who have carefully negotiated the provisions of this Agreement. As a consequence, the parties do not believe the presumption relating to the interpretation of contracts against the drafter of any particular clause should be applied in this case and therefore waive its effects. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant.

         SECTION 7.14. Incorporation of Exhibits and Schedules. The exhibits and schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         SECTION 7.15. Specific Performance. Each party acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each party agrees that the other party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

         SECTION 7.16. Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Each party hereto, and its respective successors and assigns, shall be authorized to rely upon the signatures of all of the parties hereto which are delivered by facsimile as constituting a duly authorized, irrevocable, actual, current delivery of this Agreement with original ink signatures of each person and entity.

         SECTION 7.17. Finder's and Broker's Fees. Each of the Company and each Subscriber hereto represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and hereby agrees to indemnify and to hold the other harmless from any liability for any finder's or broker's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such indemnifying person, or any of its employees or representatives, are responsible.

                         {SIGNATURES ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, by their duly authorized representatives, all as of the date first above written.

            COMPANY:                  MYRIAD ENTERTAINMENT & RESORTS, INC.


                                      By:
                                          --------------------------------------
                                      Scott Hawrelechko, Chief Executive Officer


SUBSCRIBERS:


                                           Number of Units: ____________________
 [Name of Subscriber]


By: _______________________________________
         [Signature]

___________________________________________
[Name and Title]

___________________________________________
[Mailing Street Address]

___________________________________________
[City, State and Zip Code]

___________________________________________
[Taxpayer Identification Number or
 Social Security Number]